SCHEDULE OF FAIR VALUE MEASUREMENT OF CONVERTIBLE LOANS (Details)	12 Months Ended
Dec. 31, 2022
Debt Component [member]
IfrsStatementLineItems [Line Items]
Significant unobservable input	Discount cash flow method
Inter-relationship between significant unobservable inputs and fair value measurements	An increase in discount rate would result in a decrease in the fair value measurement of the convertible loans and vice versa.
Conversion Option [member]
IfrsStatementLineItems [Line Items]
Significant unobservable input	Discount rate per the synthetic rating corporate spread as shown in the above table.
Inter-relationship between significant unobservable inputs and fair value measurements	If the discount rate increases by 5% while holding all other variables constant, the carrying fair value of the convertible loans would decrease by approximately S$8,000 for the financial year ended December 31, 2021 and by approximately S$3,000 for the financial year ended December 31, 2022.